Exhibit 99.1

ENOVA Systems CORPORATE UPDATE January 7, 2008

Disclaimer This presentation includes forward-looking statements that are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. While these statements are made to convey to the public the company's progress, business opportunities and growth prospects, readers and listeners are cautioned that such forward-looking statements represent management's opinion. Whereas management believes such representations to be true and accurate based on information and data available to the company at this time, actual results may differ materially from those described. The company's operations and business prospects are always subject to risk and uncertainties. Important factors that may cause actual results to differ are set forth in the company's periodic filings with the US Securities and Exchange Commission.

What we do Enova Systems is at the forefront in the development and production of power conversion and power management systems for hybrid electric and electric vehicles Enova competitive advantage driven by proprietary control unit technology Enova system does not interact with the vehicle's existing electronic control unit Enova system implementation requires no change in engine calibration Enova provides complete "drop in" propulsion and accessory systems for new and existing vehicles Control units (including Battery Management Systems, Safety Disconnect Units, Onboard Chargers, etc) Electric motors Utilizes strategic suppliers for fuel cells and batteries (power source agnostic) Market focus on medium and heavy-duty trucks, buses and fleets (Verizon, etc.) New vehicle or retrofit markets Technology commercially available now No change in infrastructure at the country level

Proprietary Examples Examples of Enova's Electric and Hybrid Drive Systems

Key Facts Symbol (AMEX/AIM) ENA/ENVS Founded 1976 Corporate Headquarters Torrance, CA Stock Price (12/31/07) || 52-Week Range (AMEX) $4.80 || $3.08 - $8.07 Shares Outstanding (12/31/07) 17,115,000 Market Capitalization (12/31/07- based on AMEX trading) $82,200,000 Volume (daily 90-day average on AMEX) 15,000 Debt (9/30/07) $1,376,000 Cash (9/30/07) $13,685,000 Billings 2007* $8,700,000 Units shipped in 2007* 384 Projected 2008 unit sales 1,000 Insider Ownership 13% Full-time Employees 70 Fiscal Year 12/31 Independent Registered Public Accounting Firm PMB Helin Donovan LLP * Based on actual shipments in 2007; may not be consistent with reported GAAP revenue * Based on actual shipments in 2007; may not be consistent with reported GAAP revenue

Electric Vehicle Drive System The Electric Drive System works well with vehicles with a disciplined driving route that has a high percentage stop and go. Refuse trucks, urban delivery trucks and intra-city vehicles are the primary target markets for these drive systems. Some of the potential applications include companies such as Federal Express, Tanfield and Th!nk. Energy Mgmt Electric Drive Motor Control Electronics

Post Transmission Parallel Hybrid The Post Transmission Parallel Hybrid works well with vehicles with a percentage of stops and constant speed cruising. Enova's hybrid system is non invasive and does not require any additional certifications to the existing Engine. Target markets include refuse trucks, urban delivery trucks and intra-city buses. Some of Enova's current and potential clients for this application include Navistar, Verizon, UPS, PACCAR and Waste Management.

Pre Transmission Parallel Hybrid The Pre-Transmission Parallel Hybrid works well with vehicles with a driving cycle that has a percentage of both constant speed cruising and stop and go requirements. Target markets include inter-city transit buses and trucks as well as military vehicles. Some of Enova's current and potential clients for this application include Mack Truck, Hyundai Motor Company, PACCAR, Navistar and First Auto Works of China (FAW).

Series Hybrid with Diesel Generator The Series Hybrid works well with vehicles with a driving cycle that have a high percentage stop and go and/or hilly terrain. Refuse trucks, urban delivery trucks and intra-city buses are the primary target markets for these drive systems. Some of Enova's clients and potential clients for this application include WrightBus of the U.K., MTrans of Malaysia, and Tomoedenki of Japan and WAL*MART.

HEV/EV User Economics Dramatic fuel economy improvements Sustaining systems (continuous charging & recharging) fuel economy improves approximately 25%- 40% Depleting systems (deplete and recharge) can get up to 100% fuel economy improvement HEV/EV purchase drivers Environmental consciousness Public image Government incentives and mandates Direct economic benefit Economic drivers Payback from fuel savings currently estimated to be 7 years Payback period expected to decrease to 5 years or less as increasing production volumes lower HEV/EV system costs

Manufacturing Outsource product manufacturing Control Units HHI (Korea) Arens Controls (Illinois) EDAG (Detroit, Spain) Electric Motors HHI (Korea) CEMF (China) Batteries, fuel cells, etc. purchased from a variety of outside vendors Power source agnostic

Strategy/Traction North America Optimize Bus Market (School, Transit, Commercial) Enova has 20+ buses in 11 states, plus Mexico and Canada Fleet Penetration (Service Vans, Pick Up and Delivery sector, etc) Enova is currently working with 3 of the top 4 NA fleet operators Penetrate Heavy and Severe Duty Market (Trucks, Refuse, etc) United Kingdom/Europe Optimize Wrightbus Recently supplied 6 additional systems Optimize Major Electric vehicle producer(s) Tanfield and Th!nk Sole supplier to Tanfield and ThInk Penetrate Retrofit/Post Transmission Opportunities Develop retrofit applications

Asia Optimize FAW Recent order for 20 systems Penetrate major Asian based OEM 2 systems on test. Anticipate further orders in Q1 2008 Establish further within China Market Miscellaneous Targets/Plans India Currently having technical discussions with 2 OEMS Long Term Agreements Retrofit Market Establish "worldwide" retrofit market Strategy/Traction

Competition- Control Units Competitive advantage: Enova software does not require any recalibration or recertification to OEM Engine Approximate savings of $750K per engine model Software monitors but does not change Engine/Vehicle Control System Enova system does not impact any vehicle warranties Competitors Siemens, Eaton Neither currently offers a passive unit with the characteristics featured above

Competition- Electric Motors Competitive advantages High efficiency: 91%-93% Very reliable Extremely consistent over long life and severe drive cycles/conditions Competitors Siemens, Eaton, UQM Long term strategy- may include buying electric motors/technologies from other manufacturers & outside sources Enova currently designs motors and out sources them to China and Korea Will continue evaluating alternative technologies such as Permanent Magnet Motors

Customer Base

Customer Update Enova Works With IC Corporation to Receive Major Hybrid School Bus Award 20 Production Vehicles delivered 200 million USD California Grant available IC Corp has 60% of NA School Bus Market (50,000/yr) Recently Expanded Delivery into Mexico and Canada Enova to Provide IC Corporation Hybrid Drive Systems for New Line of Commercial Buses 2nd Platform with Enova at IC Corp Total Vehicle Market estimated by IC Corp to be 18,000 units p.a.

Enova to Develop Its Post Transmission Parallel Hybrid System with Asian OEM for Medium Duty Trucks Significant presence in Asian, US and European markets Integrate and tested post transmission parallel hybrid system in 2007 Target integration and/or retrofit into North American delivered 2008 model year vehicles Customer Update First Auto Works (FAW) introduces Enova Hybrid Powered City Bus 38% Fuel Economy Improvement Awarded contract for 20 systems in late 2007, with pending delivery FAW is China's largest vehicle manufacturer reporting volumes of over 950k vehicles per year

Customer Update Enova Awarded Contract to Integrate Service Vans for Verizon Initial order for 13 Service Vans 2nd largest Fleet Operator with 58,000 vehicles Enova Working with World's Largest Electric Vehicle Manufacturer, Tanfield's Smith Electric Vehicles 2007 orders total 304 systems Exclusive 3.5, 7.5 and 12 Ton Vehicle Supplier Similar "componentry" throughout platforms (Identical to existing Enova control system designs) Smith Electric reports a worldwide customer base of more than 500 clients

Customer Update Enova's Hybrid Drive Systems helping power Wrightbus Transit Buses Transport for London introduced Enova Powered environmentally friendly hybrid vehicles in 2006 - the first ever such vehicles in London 15 months in field 18hr day/7day week route Incremental orders procured Enova Working with Th!nk on Electric Vehicle Drive Systems Th!nk projects 2,000-20,000 vehicles sold between 2007-2009 Delivery of product 2007, production contract in hand for 2008 Worldwide customer base

Capitalization Table, as of 9/30/07 Equity (Series A, Series B, and Common Stock Shares of 30M, 5M, and 750M authorized, respectively) Equity (Series A, Series B, and Common Stock Shares of 30M, 5M, and 750M authorized, respectively) Issued Equity Strike Price Fully Diluted Series A Convertible Preferred Stock, converts 1 to 1/45 Series A Convertible Preferred Stock, converts 1 to 1/45 2,652,000 59,000 Series B Convertible Preferred Stock, converts 1 to 2/45 Series B Convertible Preferred Stock, converts 1 to 2/45 1,185,000 53,000 Common Stock Common Stock 17,115,000 17,115,000 Options Options 323,000 $4.19 (Weighted Average) Anti-dilutive Total Total 20,952,000 17,227,000 Debt Principle Balance Credit Managers Assoc. of California, prime plus 3% per annum - principal and interest due in April 2016 Credit Managers Assoc. of California, prime plus 3% per annum - principal and interest due in April 2016 Credit Managers Assoc. of California, prime plus 3% per annum - principal and interest due in April 2016 1,238,000 Secured note payable to Coca Cola Enterprises - bearing interest at 10% per annum - principal and interest due now Secured note payable to Coca Cola Enterprises - bearing interest at 10% per annum - principal and interest due now Secured note payable to Coca Cola Enterprises - bearing interest at 10% per annum - principal and interest due now 40,000 Secured notes payable to a financial institution - bearing interest at 6.21% and 10.45%, payable in monthly installments Secured notes payable to a financial institution - bearing interest at 6.21% and 10.45%, payable in monthly installments Secured notes payable to a financial institution - bearing interest at 6.21% and 10.45%, payable in monthly installments 98,000 Total 1,376,000

Historical Balance Sheet

Historical Income Statement

Financial Model Sales growth 2006: sold 34 units 2007: sold 384 units 2008: projecting 1,000 unit sales Approximately $20,000 price point per Enova unit (does not include power source) Targeted gross margins around 20%

Business Summary Enova Systems is a leader in the development and production of power conversion and power management systems for hybrid electric and electric vehicles Enova competitive advantage driven by proprietary control unit technology Enova provides complete "drop in" propulsion and accessory systems for new and existing vehicles Market focus on heavy-duty trucks, buses and fleets Large target market Sales traction established in North America, Asia and Europe Shipped 384 systems in 2007 and expect 1,000+ systems in 2008

Company Contacts Mike Staran President & CEO (310) 527-2800 mstaran@enovasystems.com Jarett Fenton Chief Financial Officer (310) 527-3847 jfenton@enovasystems.com www.enovasystems.com

Addendum

Key Officers Mike Staran, President and CEO Mr. Staran brings over 26 years of experience in business development, product management, sales and marketing, and engineering to Enova. He was most recently working in the automotive industry as the president of Effective Solutions People LLC. His affiliations and work history range from companies such as Ford, General Motors and DaimlerChrysler to suppliers such as Johnson Controls Inc. and Decoma International where he was vice president of sales and marketing for 13 years. At Decoma, a division of Magna International, Mike aided in an overall incremental sales growth of 85%. Jarett Fenton, Chief Financial Officer and Investor Relations Mr. Fenton brings 10 years of experience in finance and operations; Mr. Fenton joins the Enova team from the Clarity Group, a company he co-founded. The Clarity Group provides SEC and corporate compliance consulting to middle and large market SEC registrants. Mr. Fenton's areas of focus are in financial reporting and systems and processes development. He has extensive experience in financial transactions, turnaround, and business management. His prior affiliations and work history include PricewaterhouseCoopers, Mazda North American Operations, Edison Mission Energy, and Countrywide Financial Corporation. Mr. Fenton has a Bachelor of Arts in Business Economics with an emphasis in Accounting from the University of California at Santa Barbara, and is a Certified Public Accountant. William (Bill) Frederiksen, Director of Operations Mr. Frederiksen brings 33 years of automotive technical background to Enova. The first half of his career was at General Motors, and left GM as Vehicle Chief Engineer of GM's first front-drive minivan. The second half of his career has been at Magna International, a major automotive supplier, where he has held positions as Vice President, in sales and marketing, operations, business development, and engineering. Most recently he was responsible for sales and business development in the Asia-Pacific region for Magna's Decoma division. Terry Morano, Director of Global Sales and Marketing Mr. Morano brings over 28 years of experience in the automotive sector. Terry's background includes working for companies such as Decoma International and was Director of Sales-European Operations in the United Kingdom for Decoma. A brief list of OEMs that Mr Morano has worked with includes DaimlerChrysler, Ford, General Motors, Jaguar and Volvo. Don C. Kang, Innovative Technology Center (Hyundai-Enova Venture) Mr. Kang was co-founder of Systronix, where he, along with Dr. Goodarzi, developed the Panther drive systems. Mr. Kang has 15 years of experience with Hughes Aircraft Company. He was Manager, Modular Electric Vehicle Projects; he directed the engineering of the GM Impact electric vehicle power electronics system and the Dolphin light duty electric drive system; and was earlier responsible for the design of the power electronics systems for the B2 bomber radar.

Board of Directors Enova's Board of Directors contains Industry leaders Anthony Rawlinson, Chairman of the Board. Mr. Rawlinson was appointed Chairman of the Board in July 1999. He is Managing Director of The Global Value Investment Portfolio Management Pte. Ltd., a Singapore-based international fund management company managing discretionary equity portfolios for institutions, pension funds and clients globally. Bjorn Ahlstrom, Director. Mr. Ahlstrom was elected to the Board of Directors in June 2004. Mr. Ahlstrom currently is a consultant in the heavy-duty vehicle industry. Mr. Ahlstrom retired as Chairman of Volvo Group North America, Inc. on April 1, 2004. Prior to that, Mr. Ahlstrom was President and Chief Executive Officer of Volvo North America Corporation. Malcolm R. Currie, Ph.D, Director. Dr. Currie was re-elected to the Board of Directors in 1999. Dr. Currie had served as a Director of the Company from 1995 through 1997. Previously, Dr. Currie served as Chairman and Chief Executive Officer of Hughes Aircraft Co. and was the also Chief Executive Officer of Delco Electronics. Donald H. Dreyer, Director. Mr. Dreyer was elected to the Board of Directors in January 1997. Mr. Dreyer is President and CEO of Dreyer & Company, Inc., a consultancy in credit, accounts receivable and insolvency services. John Micek, Director. Mr. Micek previously served on Enova's Board of Directors between April 1999 and July 2005. With his reappointment, he fills the vacancy reserved for the directors-elect of the holders of Series B Convertible Preferred Stock. The vacancy has existed since his resignation in July 2005. Mr. Micek will hold his office until he or his successor is elected by the holders of the Series B Convertible Stock at an annual or special meeting of the shareholders. Mr. Micek currently actively serves on the boards of directors of Armanino Foods of Distinction, Benda Pharmaceutical, UTEK Corporation, and JAL/Universal Assurors. During the past five year, he previously served on the boards of Wherify Wireless and ExchangeBlvd.com. Edwin O. Riddell, Director. Mr. Riddell was previously Enova's President and Chief Executive Officer. Mr. Riddell was appointed President and Chief Executive Officer on August 20, 2004. Mr. Riddell has been a Director of the Company since 1995. Previously, Mr. Riddell had been President of CR Transportation Services, a consultant to the electric and hybrid vehicle industry. Mike Staran, Director. Mr. Staran was appointed Director in August 2007. Please see "Key Officer" section for more. John R. Wallace, Director. Mr. Wallace was elected to the Board of Directors in 2002. He currently holds the position of CEO, Xantrex Technology, Inc. in Burnaby, B.C., Canada. Previously, Mr. Wallace Mr. Wallace was the Executive Director of Ford motor Company's TH!NK Group.

Recent News Announcements Enova Awarded Major Order from China's Largest Vehicle Manufacturer, First Auto Works (FAW) December 2007 First Auto Works (FAW) of China, has ordered an additional 20 hybrid systems, as a follow-up to their previous purchases. The Hybrid City Bus, powered by Enova's 90kW Parallel Hybrid Drive system, was first produced at FAW's Wuxi, China Assembly Plant in December, 2005. FAW is the largest automobile manufacturer in China, having more than 50 years experience in the design and manufacture of commercial and passenger vehicles. Production volumes have exceeded 950,000 units per year since 2003. Enova and Wrightbus Partner to Deliver Additional 6 Hybrid Buses in London, UK October 2007 Enova will provide an additional six (6) Wrightbus Electrocity vehicles to the city of London, United Kingdom. In February 2006, Wrightbus, a division of Wright Group of the U.K. introduced its hybrid drive Electrocity bus to London Central. The previous buses also incorporate Enova's Hybrid Drive system. Wrightbus officials noted that, "Electrocity offers the market a clean bus with ultra low emissions to help address the issues of global warming and air quality, while giving operators reductions in their daily operating costs." Currently there are already six (6) Hybrid Electrocity buses in service, operating at a target of seven (7) days per week and eighteen (18) hours per day.

Recent News Announcements Enova Systems to Display Unique Production and Development Technologies at EVS 23 Conference November 2007 Enova presented Ultra-Capacitor technology for Hybrid Vehicles at the world's largest Electric Vehicle Symposium, EVS 23 in Anaheim from Dec 2-5. The ultra capacitor technology that will be displayed shows Enova's ongoing commitment to evaluating and determining the best source of energy for their customer's performance and drive cycle expectation. It is expected that ultra capacitors will provide incremental starting energy to an electric motor. A production Hybrid School Bus and Commercial Bus, built by IC Corp, the nation's largest school bus manufacturer will also be on display. Enova and IC Corp have partnered to supply buses throughout 11 states, and are now expanding the market as they will soon be delivering vehicles to both Mexico and Canada. Additionally, Enova and IC are working together to capture funding from the Air Resource Board's (ARB's) Lower-Emission School Bus Program. The program will provide $200M of grant funding for new, safer school buses and put air pollution control equipment on buses that are already on the road. Enova will also display its latest design of their Power Control Unit (PCU), which is a critical component on the highly anticipated electric vehicle being produced by Norwegian based Think Global. The PCU is a critical component of the vehicle's power system, converting and regulating high voltage power to lower voltages where and as required. Enova's module transfers power throughout the drive system and the battery, and assists in energy recovery during regenerative braking. The source of propulsion power is therefore transparent to the driver, allowing him to concentrate on normal vehicle operation

Recent News Announcements Enova to Develop Its Post Transmission Parallel Hybrid System with Asian OEM in Medium Duty Trucks North American Hybrid Supplier to Partner with Asia based Truck OEM June 2007 Enova announced that it has entered into a partnership with a major Asia based OEM to integrate and test its unique proprietary Post Transmission Parallel Hybrid system. The system is targeted for integration and/or retrofit into North American delivered 2008 model year Vehicles. Enova Confirms Production Order from Tanfield's Smith Electric Vehicles Delivery of 90 and 120kW systems to Tanfield June 2007 Enova confirmed that it has received and begun delivering a production order for 300 systems from Smith Electric Vehicles, a division of The Tanfield Group Plc (TAN). Enova has worked in partnership with Tanfield for almost a year now, developing high performance electric drive train components for Smith Electric Vehicles' zero emission electric vans and trucks. Under the production agreement, Enova will supply 90kW and 120kW electric drive units to Tanfield. The order is scheduled for delivery throughout the remainder of 2007, as Smith Electric Vehicles continues to secure orders with major fleet owners in the UK and Europe and continue to penetrate the growing international market for commercial electric vehicles